                           MAXUS OHIO HEARTLAND FUND
                          MAXUS AGGRESSIVE VALUE FUND
                       THE TOWER AT ERIEVIEW, 36TH FLOOR
                             1301 EAST NINTH STREET
                             CLEVELAND, OHIO 44114
                                 (216) 687-1000

Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are two separate diversified portfolios of MaxFund Trust, an open-end management investment company (the "Trust").

MAXUS OHIO HEARTLAND FUND has an investment objective of obtaining a high total return (a combination of income and capital appreciation). Under normal circumstances, at least 80% of the value of this Fund's total assets will consist of equity securities of companies headquartered in the State of Ohio.

MAXUS AGGRESSIVE VALUE FUND has an investment objective of obtaining capital appreciation. Under normal circumstances, at least 80% of the value of this Fund's total assets will consist of equity securities of companies whose equity securities have a total market value of not less than $10,000,000 or more than $200,000,000.

By this Prospectus, each Fund is offering Investor Shares and Institutional Shares. Investor Shares are offered to the general public. Institutional Shares are offered to certain institutions and other specified investors. See "How to Purchase Shares." Investor Shares and Institutional Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated the same date as this Prospectus and is available upon request and without charge by calling the Funds at (216) 687-1000. Such additional information is hereby incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PROSPECTUS/January 30, 1998

Investors are advised to read this Prospectus and to retain it for future reference.

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES. Each Fund is a diversified fund. The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of income and capital appreciation). The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. No assurance can be given that either Fund will achieve its objective. See "Investment Objectives and Management Techniques."

SALES CHARGE. Each Fund sells and redeems its shares at net asset value without any front-end sales charges or redemption charges. Investor Shares of each Fund are subject to a plan for using as much as .50% of net assets annually to aid the distribution of its shares. See "Distribution Plan (Investor Shares Only)."

LIQUIDITY. Each Fund continuously offers and redeems shares at the net asset value next computed after receipt by the Fund's Transfer Agent of a purchase order or redemption request in proper form. See "How to Purchase Shares" and "How to Redeem Shares."

MINIMUM INVESTMENT. For Investor Shares, the minimum initial investment is $1,000, with subsequent minimum investments of $100. For Institutional Shares, the minimum initial investment is $1,000,000, with subsequent minimum investments of $10,000. See "How to Purchase Shares." Each Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if, because of shareholder redemptions, the value of the account drops below $1,000 in the case of Investor Shares or $1,000,000 in the case of Institutional Shares. See "How to Redeem Shares."

DIVIDENDS. Each Fund intends to pay dividends at least once annually to shareholders. Unless otherwise directed, all dividends will be automatically reinvested in additional shares. See "Dividends, Distributions and Taxes."

INVESTMENT ADVISER. Maxus Asset Management Inc. ("MAM" or the "Adviser") is the investment adviser for each Fund. Its annual fee is 1% of the first $150,000,000 of the Fund's net assets and .75% of net assets in excess of $150,000,000. This fee is higher than that paid by most other investment companies. Since 1976 MAM has

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been an investment adviser to individuals, retirement plans, corporations and foundations. MAM is controlled by Richard A. Barone, Chairman of the Trust. See "Investment Management."

DISTRIBUTOR. Shares of each Fund are offered exclusively by Maxus Securities Corp ("MSC"), an NASD broker-dealer, on a best efforts basis. MSC is controlled by Richard A. Barone, Chairman of the Trust. See "Other Information Concerning Purchase of Shares" and "Distribution Plan (Investor Shares Only)."

RISK FACTORS. Neither of the Funds is intended to provide a balanced investment program to meet all requirements of every investor. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. There are special risks associated with investments in the smaller companies in which each Fund will invest. Also, since Maxus Ohio Heartland Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political or regulatory risks associated with that state.

                                   FEE TABLE

    Annual Fund Operating Expenses (as a percentage of average net assets)

                                         MAXUS OHIO                  MAXUS AGGRESSIVE
                                       HEARTLAND FUND                   VALUE FUND
                                 --------------------------     --------------------------
                                 INVESTOR     INSTITUTIONAL     INVESTOR     INSTITUTIONAL
                                  CLASS           CLASS          CLASS           CLASS
                                 --------     -------------     --------     -------------
Management Fees...............     1.00%           1.00%          1.00%           1.00%
12b-1 Fees....................     0.50%           0.00%          0.50%           0.00%
Other Expenses*...............     0.45%           0.45%          0.45%           0.45%
Total Fund Operating
  Expenses*...................     1.95%           1.45%          1.95%           1.45%

* Based on estimated expenses for the current fiscal year.

    The 12b-1 fee in the foregoing table is an asset-based sales charge as defined in the Rules of Fair Practice of the National Association of Securities Dealers (the "Rules"). The existence of this charge may cause long-term shareholders to pay more in total sales charges than the economic equivalent of the maximum front-end sales charges permitted under those Rules.

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

    A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

                        EXAMPLE                           1 YEAR     3 YEARS
-------------------------------------------------------   ------     -------
You would pay the following expenses on a $1,000
  investment in Investor Shares of the Funds, assuming
  (1) 5% annual return and (2) redemption at the end of
  each time period:
Maxus Ohio Heartland Fund..............................    $ 20        $61
Maxus Aggressive Value Fund............................    $ 20        $61

                        EXAMPLE                           1 YEAR     3 YEARS
-------------------------------------------------------   ------     -------
You would pay the following expenses on a $1,000
  investment in Institutional Shares of the Funds,
  assuming (1) 5% annual return and (2) redemption at
  the end of each time period:
  Maxus Ohio Heartland Fund............................    $ 15        $46
  Maxus Aggressive Value Fund..........................    $ 15        $46

    The purpose of the foregoing table is to assist you in understanding the various costs and expenses that an investor in either Fund will bear, directly or indirectly. THE EXAMPLE SET FORTH IN THE FOREGOING TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL OR EXPECTED EXPENSES OR RETURNS. ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                INVESTMENT OBJECTIVES AND MANAGEMENT TECHNIQUES

MAXUS OHIO HEARTLAND FUND

    The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of capital appreciation and income). This objective is a fundamental policy of this Fund and may not be changed without approval of a majority of the Fund's shares.

    In seeking its objective, under normal conditions, this Fund will invest at least 80% of its total assets in equity securities of companies headquartered in the State of Ohio. Equity securities are common stocks and securities convertible or exchangeable into common stocks. While investments may be made in all types and sizes of companies headquartered in Ohio, the primary focus of this Fund will be to invest in companies having annual revenues or a market capitalization of less than $5 billion,

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

many of which may be traded in the over-the-counter market. However, the Fund will generally not invest in companies having annual revenues of less than $25,000,000.

    Under normal conditions, the Fund also may invest up to 20% of its total assets in high-quality commercial paper (i.e., rated A-1 or A-2 by Standard & Poor's) and other money market instruments, investment grade corporate debt securities (i.e., rated BBB or better by Standard & Poor's), preferred stock and equity securities of companies not headquartered in Ohio. In addition, when the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality commercial paper and other money market instruments as described above. Please refer to Appendix A for a description of these ratings.

MAXUS AGGRESSIVE VALUE FUND

    The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. This objective is a fundamental policy of this Fund and may not be changed without approval of a majority of the Fund's shares.

    In seeking its objective, under normal conditions, the Fund will invest at least 80% of its total assets in equity securities of companies whose equity securities have a total market value of not less than $10,000,000 or more than $200,000,000 as of the date of the investment. Equity securities are common stocks and securities convertible or exchangeable into common stocks. The primary focus of this Fund will be to invest in companies of this size which the Adviser believes have businesses and/or assets which have a value in excess of the current market price of the company's equity securities. In making this determination, the Adviser will use one or a combination of the following techniques: (1) balance sheet analysis, (2) cash flow analysis, and (3) analysis of the likelihood of success of an effort to restructure the company's business. In addition, the Adviser will consider the purchase or sale of the company's shares by insiders, other sophisticated investors or the company itself. The above techniques are intended to identify undervalued companies rather than to identify potential acquisition candidates.

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

    Under normal conditions, the Fund also may invest up to 20% of its total assets in high-quality commercial paper (i.e., rated A-1 or A-2 by Standard & Poor's) and other money market instruments, investment grade corporate debt securities (i.e., rated BBB or better by Standard & Poor's), preferred stock and equity securities of companies having a market value of more than $200,000,000. In addition, when the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality commercial paper and other money market instruments as described above. Please refer to Appendix A for a description of these ratings.

PORTFOLIO TURNOVER

    The Funds are not restricted with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and their respective investment policies may require. It is estimated that the portfolio turnover rate generally will not exceed 50% for Maxus Ohio Heartland Fund and 150% for Maxus Aggressive Value Fund. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.

                      INVESTMENT POLICIES AND RESTRICTIONS

    Each Fund has adopted certain fundamental policies which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Certain of these policies are detailed below, while other policies are set forth in the Statement of Additional Information.

    Neither Maxus Ohio Heartland Fund nor Maxus Aggressive Value Fund may:

        (1) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

        (2) acquire more than 10% of the outstanding voting securities of any one issuer;

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

        (3) invest more than 25% of the value of such Fund's total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

    Changes in values of particular Fund assets or the assets of a Fund as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security. Other investment policies are discussed in the Statement of Additional Information under the heading "Investment Policies and Restrictions."

                         RISKS AND OTHER CONSIDERATIONS

MAXUS OHIO HEARTLAND FUND AND
MAXUS AGGRESSIVE VALUE FUND

    Neither of the Funds is intended to provide a balanced investment program to meet all requirements of every investor. No assurance can be given that either of the Funds will achieve its investment objective.

    The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which each Fund will invest are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of each Fund to above average risk.

    Both Funds may also invest in debt securities. In general, the prices of debt securities rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Investment-grade debt securities are medium- and high-quality securities. Some, however, possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

MAXUS OHIO HEARTLAND FUND

    Since the Maxus Ohio Heartland Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political or regulatory risks which may become associated with the State. For example, if adverse tax laws uniquely affecting Ohio-based companies were passed, such a development could have an adverse effect upon this Fund. This Fund also is subject to the additional risk that at certain times only a limited number of securities meeting the Fund's investment criteria may be available.

                                  PERFORMANCE

    From time to time, the Funds may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results.

    Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

    All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

    Further information about the performance of each of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained from the Fund without charge.

                             HOW TO PURCHASE SHARES

    By this Prospectus, each Fund is offering Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

INVESTOR SHARES

    Investor Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an Investor Shares account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of each Fund.

INSTITUTIONAL SHARES

    Institutional Shares may be purchased without a sales charge by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit or retirement plan accounts or other qualified accounts, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Funds or of the Adviser or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals. These requirements for the purchase of Institutional Shares may be waived in the sole discretion of the Funds.

    A minimum initial investment of $1,000,000 is required to open an Institutional Shares account with subsequent minimum investments of $10,000. Investment minimums may be waived at the discretion of each Fund.

SHAREHOLDERS ACCOUNTS

    When a shareholder invests in a Fund, Maxus Information Systems Inc., the Transfer Agent for each Fund, will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

INITIAL PURCHASE

    The initial purchase may be made by check or by wire in the following manner:

BY CHECK. The Account application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to the applicable Fund, mailed to: Maxus Information Systems Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

BY WIRE. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: Star Bank, N.A. Cinti/Trust, ABA #0420- 0001-3, F/F/C Account No. 19-6201 Maxus Mutual Funds DDA 483617213 (Star Bank Trust). Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Maxus Information Systems Inc., at (216) 687-1000. The investor's bank may charge a fee for the wire transfer of funds.

SUBSEQUENT PURCHASES

    Investors may make additional purchases in the following manner:

BY CHECK. Checks made payable to the applicable Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Maxus Information Systems Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

BY WIRE. Funds may be wired by following the previously discussed wire instructions for an initial purchase.

BY TELEPHONE. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in a Fund on the preceding day for which payment has been received, by telephoning Maxus Information Systems Inc., at (216) 687-1000 and identifying their account by number. Shareholders wishing to available themselves of this privilege must complete a Telephone Purchase

Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days, the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

SYSTEMATIC INVESTMENT PLAN

    The Systematic Investment Plan permits investors to purchase shares of either Fund at monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at
(216) 687-1000 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

PRICE OF SHARES

    The price paid for shares of a certain class of a Fund is the net asset value per share of such class of such Fund next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of each Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in such Fund's investments to affect materially net asset value of its redeemable securities. For purposes of pricing sales and redemptions, net asset value per share of each class of a Fund is calculated by determining the value of the class's proportional interest in the assets of such Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable to such class, and dividing such amount by the number of shares of such class outstanding.

    For purposes of computing the net asset value per share, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of each such Fund will be valued at their fair value as determined in good faith by the Board of Trustees.

OTHER INFORMATION CONCERNING PURCHASE OF SHARES

    Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier's or certified check.

    Shares of each Fund are offered exclusively, on a best efforts basis, by the Funds' Distributor, Maxus Securities Corp ("MSC"), an NASD broker-dealer. Purchases of the Fund's shares through MSC will be transmitted promptly to the Transfer Agent so that the investor's purchase order receives the net asset value next determined following receipt of the order by MSC. The address of MSC is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114. MSC, which is controlled by Richard A. Barone, Chairman of the Trust, receives for its services as

Distributor an annual distribution fee of .50% of average net assets of Investor Shares. See "Distribution Plan (Investor Shares Only)." Certain employees of MSC may receive compensation under the Distribution Plan.

                              HOW TO REDEEM SHARES

    All shares of each class of each Fund offered for redemption will be redeemed at the net asset value per share of such class of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

REDEMPTION BY MAIL

    Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Maxus Information Systems Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

    If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Maxus Information Systems Inc. at (216) 687-1000.

    You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. A Fund may in its discretion waive the signature guarantee in certain instances.

REDEMPTION BY TELEPHONE

    Shares may be redeemed by telephone by calling Maxus Information Systems Inc. at (216) 687-1000 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at (216) 687-1000. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

OTHER INFORMATION CONCERNING REDEMPTION

    Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, such Fund could be affected adversely by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

    Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000 in the case of Investor Shares or $1,000,000 in the case of Institutional Shares. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

                           SYSTEMATIC WITHDRAWAL PLAN

    Shareholders who own shares of a Fund valued at $15,000 or more may elect to receive a monthly or quarterly check (or direct deposit to the shareholder's checking account) in a stated amount (minimum amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Maxus Information Systems Inc. at (216) 687-1000.

                             INVESTMENT MANAGEMENT

TRUSTEES AND OFFICERS

    The business and affairs of each Fund are managed under the direction of the Board of Trustees of the Trust, as required by Ohio law. The day-to-day operations of each Fund are conducted through or under the direction of the officers of the Trust. By virtue of the responsibilities assumed by MAM as investment adviser (see below), the Funds have no executive employees other than their officers, each of whom is employed by MAM or its affiliates and none of whom devotes full time to the affairs of any Fund. No officer, director or employee of MAM or any of its affiliates receives any compensation from any Fund for serving as a Trustee or officer of the Trust. Each Fund pays each Trustee who is not an officer, director or employee of MAM or any of its affiliates a fee for each meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses. See "Management of the Funds" in the Statement of Additional Information.

THE INVESTMENT ADVISER

    Each Fund has retained as its investment adviser Maxus Asset Management Inc ("MAM" or the "Adviser"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, an investment management organization founded in 1976. The Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients and is registered under the Investment Advisers Act of 1940. The Adviser has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the Securities and Exchange Commission or any other government agency.

    MAM is a wholly owned subsidiary of Resource Management Inc, dba Maxus Investment Group ("RMI"), an Ohio corporation with interests primarily in the financial services industry. RMI also owns all of the shares of Maxus Securities Corp ("MSC"), the NASD broker/dealer through which shares of each Fund are being offered. Mr. Richard A. Barone is the president and controlling shareholder of RMI and, therefore, is deemed to be in control of MAM and MSC.

    Subject to the supervision and direction of the Board of Trustees, MAM, as investment adviser, manages each Fund's portfolio in accordance with the stated policies of that Fund. MAM makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. In addition, MAM or its affiliates furnishes office facilities and clerical and administrative services, pays the salaries of all officers and employees who are employed by both it and the Funds and, subject to the direction of the Trust's Board of Trustees, is responsible for the overall management of the business affairs of each Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

    Denis J. Amato is the person primarily responsible for the management of the portfolio of the Maxus Ohio Heartland Fund. Mr. Amato has been Chief Investment Officer of Gelfand.Maxus Asset Management Inc, a subsidiary of RMI, since 1997. Previously, he was Managing Director of Gelfand Partners Asset Management since 1991.

    Richard A. Barone is the person primarily responsible for the management of the portfolio of Maxus Aggressive Value Fund. Mr. Barone has been President of MAM since 1976.

ADVISORY FEE

    The Adviser receives from each Fund as compensation for its services to each Fund an annual fee of 1% on the first $150,000,000 of each Fund's net assets, and 0.75% of each Fund's net assets in excess of $150,000,000. This fee is higher than that paid by most other investment companies. The fee is paid monthly and calculated on the basis of that month's net assets.

EXPENSES BORNE BY EACH FUND

    Each Fund pays all expenses not assumed by the Adviser, including brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of trust existence such as the filing of reports required by state law, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, fees and expenses of legal counsel, and costs of printing share certificates, portfolio pricing services and shareholder meetings, reimbursements to RMI for organizational expenses, and costs pursuant to each Fund's plan of distribution described below.

    RMI, the parent company of the Adviser, paid the organizational expenses of each Fund incurred prior to the initial offering of that Fund's shares, including expenses involved in preparing, printing and mailing registration statements and prospectuses to potential investors. Each Fund agreed to reimburse RMI for such expenses. Such reimbursed expenses were deferred and are being amortized by each Fund on a straightline basis over a period of five years from the date of commencement of operations.

DISTRIBUTION PLAN (INVESTORS SHARES ONLY)

    Under a plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays MSC a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of the Investor Shares of such Fund. Such fee will be used by MSC to make payments for administration, shareholder services and distribution assistance, including, but not limited to (i) compensation to securities dealers and other persons and organizations ("Service Organizations") for providing distribution assistance with respect to Investor Shares, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Investor Shares, and (iii) otherwise promoting the sale of Investor Shares, including paying for the preparation of advertising and sales literature and the printing and distribution of such materials to prospective investors. The fees paid to MSC under the Plan are payable without regard to actual expenses incurred. Third parties also may charge fees to their clients who are beneficial owners of Investor Shares in connection with their clients' accounts. These fees would be in addition to any amounts which may be received by them from MSC under the Plan.

EXECUTION OF PORTFOLIO TRANSACTIONS

    Orders for transactions in portfolio securities for each Fund are placed by the Adviser with securities broker-dealers with the objective of obtaining the best available price, investment services and execution. Cost of execution (commissions) is an important consideration but may not be the overriding determinant. Based upon this consideration the Adviser makes substantial use of the services of MSC, an affiliate of each Fund and of the Adviser, but is not required to do so.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Fund will declare and pay, at least annually, dividends to shareholders of substantially all of its net investment income, if any, earned during the year from investments, and will distribute net realized capital gains, if any, once each year. All dividends and distributions will be reinvested automatically at net asset value in additional shares of a Fund unless the shareholder has notified such Fund in writing of his election to receive distributions in cash. As a result of the application of the Distribution Plan to Investor Shares only, the amount of dividends on Institutional Shares will exceed the amount of dividends on Investor Shares.

    Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify continually as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Such qualification removes from the Fund any liability for federal income taxes upon the portion of its income distributed to shareholders and makes federal income tax upon such distributed income generated by such Fund's investments the sole responsibility of the shareholders. Continued qualification requires each Fund to distribute to its shareholders each year substantially all of its income and capital gains. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To prevent imposition of the excise tax each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its calendar year net ordinary income, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending December 31 of such year, and (3) 100% of any undistributed net ordinary income and net capital gains for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in December of that year with a record date in December and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund will notify shareholders of the tax status of dividends and distributions.

    Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder, even though subject to income taxes.

    Each Fund may also, from time to time, pay dividends in excess of net income and net realized capital gains. Any such excess dividends would constitute a non-taxable return of capital to the shareholder.

    Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisers as to the tax consequences of ownership of shares of a Fund in their particular circumstances.

    In accordance with the Code, each Fund may be required to withhold a portion of dividends or redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a tax identification number altogether, if the investor fails to make a required certification that his taxpayer identification number is correct and that he is not subject to backup withholding, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from a shareholder's account.

                              GENERAL INFORMATION

    The Funds are separate, diversified portfolios of MaxFund Trust (the "Trust"). The Trust is an open-end management investment company, organized as a business trust under the laws of the State of Ohio by a Declaration of Trust dated November 7, 1997. The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into two series of shares, one for Maxus Ohio Heartland Fund and one for Maxus Aggressive Value Fund. Each share represents an equal proportionate interest in a Fund with other shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. All consideration received by the Trust for shares of one of the Funds and all assets in which such consideration is invested will belong to that Fund and will be subject to the liabilities relating thereto.

    Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except that (i) shares shall be voted by individual series or class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular series or class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

    As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or such Fund.

    Although he Trust is not required to hold annual meetings of the shareholders, shareholders holding at least 10% of the Trust's outstanding shares have the right to call a meeting to elect or remove one or more of the Trustees of the Trust.

    Upon issuance and sale in accordance with the terms of this Prospectus, each share will be fully paid and non-assessable. Shares of the Funds have no preemptive, subscription or conversion rights and are redeemable as set forth under "How to Redeem Shares." The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of such Fund and that every agreement, obligation or instrument entered into or executed by such Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. Although each Fund is offering its own shares, it is possible that one Fund may become liable for any misstatement in this Prospectus about one of the other Funds.

    In order to provide the initial capital for the Trust, MAM has purchased a total of (i) 10,000 Institutional Shares of Maxus Ohio Heartland Fund at $10.00 per share for an aggregate purchase price of $100,000 and (ii) 20,000 Institutional Shares of Maxus Aggressive Value Fund at $5.00 per share for an aggregate purchase price of $100,000. As long as MAM owns more than 25% of the Trust's shares, it will be deemed to be in "control" of the Trust as that term is defined in the 1940 Act.

    Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, is the custodian for each Fund's securities and cash. Maxus Information Systems Inc. ("MIS"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is each Fund's Transfer, Redemption and Dividend Distributing Agent. MIS is a subsidiary of RMI, the parent company of the Adviser.

    McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

    Benesch, Friedlander, Coplan & Aronoff LLP, 2300 BP America Building, 200 Public Square, Cleveland, Ohio 44114, is legal counsel to the Funds and to the Adviser.

    Shareholder inquiries should be directed to the Secretary of the Trust at The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

                                   APPENDIX A
               DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS*
                         STANDARD & POOR'S CORPORATION

BONDS

    AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A:    Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than bonds in the higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

    BBB, B, CCC AND CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER

    A-1: Commercial paper rated A-1 indicates that the degree of safety regarding timely payment is very strong.

    A-2: Commercial paper rated A-2 indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

---------------

* As described by Standard & Poor's Corporation.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                        TABLE OF CONTENTS                         PAGE
----------------------------------------------------------------- ----
HIGHLIGHTS.......................................................    2
FEE TABLE........................................................    3
INVESTMENT OBJECTIVES AND MANAGEMENT TECHNIQUES..................    4
INVESTMENT POLICIES AND RESTRICTIONS.............................    6
RISKS AND OTHER CONSIDERATIONS...................................    7
PERFORMANCE......................................................    8
HOW TO PURCHASE SHARES...........................................    9
HOW TO REDEEM SHARES.............................................   13
SYSTEMATIC WITHDRAWAL PLAN.......................................   15
INVESTMENT MANAGEMENT............................................   15
DIVIDENDS, DISTRIBUTIONS AND TAXES...............................   19
GENERAL INFORMATION..............................................   20

                         Investors are advised to read
                         this Prospectus and to retain
                            it for future reference.

                           MAXUS OHIO HEARTLAND FUND

                          MAXUS AGGRESSIVE VALUE FUND

                                   PROSPECTUS

                                JANUARY 30, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                January 30, 1998

                            MAXUS OHIO HEARTLAND FUND
                           MAXUS AGGRESSIVE VALUE FUND
                        THE TOWER AT ERIEVIEW, 36TH FLOOR
                             1301 EAST NINTH STREET
                              CLEVELAND, OHIO 44114
                                 (216) 687-1000

         Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are separate diversified portfolios of MaxFund Trust, an open-end management investment company. The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of capital appreciation and income). The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. This Statement of Additional Information relating to the Funds is not a prospectus and should be read in conjunction with the Funds' prospectus. A copy of the Funds' prospectus can be obtained from the Fund's distributor, Maxus Securities Corp, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, telephone number (216) 687- 1000. The prospectus to which this Statement relates is dated the same date as this Statement of Additional Information.

         The date of this Statement of Additional Information is January 30,
1998.

                                TABLE OF CONTENTS

CAPTION                                  PAGE          LOCATION IN PROSPECTUS
-------                                  ----          ----------------------

General Information and History            1           General Information

Investment Objective and Policies          1           Investment Objectives
                                                       and Management Techniques

Management of the Fund                     3           Investment Management

Ownership of Shares                        4           Not Applicable

Investment Advisory and Other              5           Investment Management
Services

Brokerage Allocation                       7           Execution of Portfolio
                                                       Transactions

Capital Stock and Other Securities         8           General Information

Purchase, Redemption and Pricing of        8           How to Purchase Shares/
Securities Being Offered                               How to Redeem Shares

Determination of Net Asset Value           9           How to Purchase Shares

Tax Status                                 9           Dividends, Distributions
                                                       and Federal Taxes

Distributor                               10           Investment Management

Financial Statements                      11           Not Applicable

                         GENERAL INFORMATION AND HISTORY

         Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are diversified portfolios of MaxFund Trust (the "Trust"), an open-end management investment company. Maxus Ohio Heartland Fund seeks a high total return (a combination of income and capital appreciation). Maxus Aggressive Value Fund seeks capital appreciation. The Trust was organized as a business trust under the laws of the State of Ohio pursuant to a Declaration of Trust dated November 7, 1997.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of each Fund are briefly described in the Prospectus under the heading "Investment Objective And Management Techniques." Each Fund has also adopted the following fundamental investment policies and restrictions in addition to the fundamental investment policies described in the Prospectus under the subheading "Investment Restrictions." These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of such Fund (as defined in the Prospectus under "GENERAL INFORMATION"). Each Fund may not:

                  1. Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition; or

                  2. Invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 3% of the total outstanding voting stock of such closed-end company.

                  3. Invest more than 10% of the Fund's net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

                  4. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited.

                  5. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

                  6. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

                  7. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options.

                  8. Purchase or retain the securities of any issuer if any of the officers or Trustees of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

                  9. Invest for the purpose of exercising control or management of another issuer.

                  10. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

                  11. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

                  12. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

                  13. Issue senior securities as defined in the Act.

                  14. Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

         The Fund will not invest more than 5% of its assets in repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                             MANAGEMENT OF THE FUND

         The following table provides biographical information with respect to each current Trustee and officer of the Trust. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk. Each Trustee of the Fund is also a Trustee of Maxus Income Fund, Maxus Equity Fund and Maxus Laureate Fund, three other open-end management investment companies.

                                     POSITION HELD            PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     WITH THE FUND            DURING PAST 5 YEARS
----------------                     -------------            -------------------
Richard A. Barone*                   Chairman, Treasurer      President of Maxus Securities
The Tower at Erieview, 36th Fl       and Trustee              Corp (broker-dealer), Maxus
1301 East Ninth Street                                        Asset Management Inc.
Cleveland, Ohio  44114                                        (Investment adviser) and
                                                              Resource Management Inc, dba
                                                              Maxus Investment Group
                                                              (financial services)

Denis J. Amato*                      Trustee                  Chief Investment Officer,
The Tower at Erieview, 36th Fl                                Gelfand.Maxus Asset
1301 East Ninth Street                                        Management, Inc. (investment
Cleveland, Ohio 44114                                         adviser) since 1997; previously,
                                                              Managing Director, Gelfand
                                                              Partners Asset Management
                                                              (investment adviser)

Burton D. Morgan                     Trustee                  Chairman, Morgan Bank (bank);
Park Place                                                    President, Basic Search, Inc.
10 West Streetsboro Road                                      (venture capital); Chairman,
Hudson, Ohio 44236                                            Multi-Color Corporation
                                                              (printing); Chairman Morgan
                                                              Funshares, Inc. (mutual fund)

Murlan J. Murphy, Jr.                Trustee                  Independent Investor
11249 Lake Forest Drive
Chesterland, Ohio 44026

Michael A. Rossi, C.P.A.             Trustee                  Certified Public Accountant
6559 Wilson Mills Road
Highland Heights, Ohio 44143

Robert J. Conrad                     Vice President           Vice President, Resource
The Tower at Erieview, 36th Fl                                Management Inc.; formerly Vice
1301 East Ninth Street                                        President, American Income Plus
Cleveland, Ohio  44114



                                      POSITION HELD          PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                      WITH THE FUND          DURING PAST 5 YEARS
----------------                      -------------          -------------------
Robert W. Curtin                      Secretary              Senior Vice President and
The Tower at Erieview, 36th Fl                               Secretary, Maxus Securities
1301 East Ninth Street                                       Corp; formerly Executive Vice
Cleveland, Ohio  44114                                       President, Roulston & Company,
                                                             Inc.

         No officer, director or employee of Maxus Asset Management Inc. ("MAM" or the "Investment Adviser") or of any parent or subsidiary receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an interested person of MAM will receive from each Fund the following fees for each Board or shareholders meeting attended: $100 per meeting if net assets of such fund are under $10,000,000; $200 per meeting if net assets of such Fund are between $10,000,000 and $50,000,000; or $300 per meeting if net assets of such Fund are over $50,000,000. The estimated fees payable to the Trustees for the current fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

                                           COMPENSATION TABLE

                                          Aggregate Compensation             Total Compensation From All Five
Name of Trustee                              from each Fund*                   Maxus Funds Paid to Trustees*
---------------                              ---------------                   -----------------------------

                                    Ohio Heartland     Aggressive Value
                                    --------------     ----------------

Denis J. Amato                      $   0                     $   0                     $    0
Richard A. Barone                   $   0                     $   0                     $    0
Burton D. Morgfan                   $ 800                     $ 800                     $3,600
Murlan J. Murphy                    $ 800                     $ 800                     $3,600
Michael A. Rossi                    $ 800                     $ 800                     $3,600

*Estimated fees for 1998.

                               OWNERSHIP OF SHARES

         As of January 16, 1998, all of the outstanding shares of each Fund were owned by Maxus Asset Management, Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. Maxus Management, Inc. is controlled by Richard A. Barone, the Chairman of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Maxus Asset Management, Inc. ("MAM"), each Fund's investment adviser, is a wholly-owned subsidiary of RMI. MAM is registered as an investment adviser under the Investment Advisers Act of 1940. MAM has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the Securities and Exchange Commission or any other governmental agency.

         As compensation for MAM's services rendered to each Fund, such Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the first $150,000,000 of the Fund's daily net assets and .75% of average daily net assets in excess of $150,000,000. This fee is higher than that paid by most other investment companies.

         MAM acts as investment adviser to the Fund pursuant to an Investment Advisory and Administration Agreement dated November 19, 1997. Subject to the supervision and direction of the Board of Trustees, MAM, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund. MAM makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. In addition, MAM furnishes office facilities and clerical and administrative services, and pays the salaries of all officers and employees who are employed by both it and each Fund and, subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of the Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

         Other expenses are borne by each Fund and include brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission (the "SEC") and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, reimbursement to RMI for organizational expenses, including costs of printing share certificates, portfolio pricing services and Fund meetings, and costs incurred pursuant to the Distribution Plan (Investor Shares only) described below.

         The Investment Advisory and Administration Agreement is subject to annual approval as to each Fund by (i) the Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of such Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of such Fund or MAM by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons," voted to approve the Investment Advisory and Administration Agreement at a meeting held on November 19, 1997. The Investment Advisory and Administration Agreement is terminable as to either Fund without penalty, on not less than 60 days' notice, by the Board of Trustees or by vote of the holders of a majority of such Fund's shares or, upon not less than 90 days' notice, by MAM. The Investment Advisory and Administration Agreement will terminate automatically in the event of its assignment.

         Each Fund has a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays Maxus Securities Corp ("MSC") up to .50% of average net assets of Investor Shares annually for the costs of activities intended to result in the sale of Investor Shares. See "Investment Management--Distribution Plan" in the Fund's Prospectus.

         The Trustees believe that the Plan will benefit each Fund and its holders of Investor Shares. Among these benefits are: (1) reductions in the per share expenses of the Fund as a result of increased assets in the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Investment Adviser in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Fund's investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times.

         The Trust has entered into an Administration Agreement with Maxus Information Systems Inc. ("MIS"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, pursuant to which MIS has agreed to act as each Fund's Transfer, Redemption and Dividend Disbursing Agent. As such, MIS maintains each Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, each Fund pays MIS an annual fee, paid monthly, equal to $6.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which such Fund is registered under such state's securities laws, plus out-of-pocket expenses. In addition, each Fund has entered into an Accounting Services Agreement with MIS, pursuant to which MIS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $17,400 for the first $25,000,000 in net assets, $8,500 for the next $25,000,000 in net assets and $4,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. Notwithstanding the foregoing, if for any month the average net assets of a Fund are less than $10,000,000, all of the above amounts will be reduced based on the proportion which such average net assets bears to $10,000,000.

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's custodian. As custodian, Star Bank maintains custody of the Fund's cash and portfolio securities.

         McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for each Fund. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of each Fund and examines its financial statements.

                              BROKERAGE ALLOCATION

         Decisions to buy and sell securities for each Fund are made by MAM subject to the overall supervision and review by the Board of Trustees. Portfolio security transactions for each Fund are effected by or under the supervision of MAM.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

         In executing portfolio transactions and selecting brokers and dealers, it is each Fund's policy to seek the best overall terms available. The Investment Advisory and Administration Agreement provides that, in assessing the best overall terms available for any transaction, MAM shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Administration Agreement authorizes MAM, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which MAM exercises investment discretion.

         The Board of Trustees periodically reviews the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. MAM's fee under the Investment Advisory and Administration Agreement is not reduced by reason of MAM's receiving such brokerage and research services.

         Under the Act, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker's commissions. A commission is deemed as not exceeding the usual and customary broker's commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commissions paid during the preceding quarter were in compliance with these procedures.

         The Fund's Board of Trustees has determined that any portfolio transaction for a Fund, including in certain instances over-the-counter purchases and sales, may be effected through MSC if, in MAM's judgment, the use of MSC is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, MSC charges the Fund a commission rate consistent with those charged by MSC to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees review a report comparing the commissions charged each Fund by MSC to the commissions which would have been charged for the same transactions by a national discount brokerage firm and a full-service brokerage firm at its institutional rates. Based upon such review, the Board of Trustees determines on a quarterly basis whether the commissions charged by MSC meet the requirements of the Act. MSC will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted through brokers and dealers with principal market makers. A Fund will in no event effect principal transactions with MSC in over-the-counter securities in which MSC makes a market. MSC is a wholly owned subsidiary of RMI, a corporation controlled by Richard A. Barone, Chairman of the Fund. Richard A. Barone is, therefore, considered to control MSC.

         Under the rules adopted by the SEC, MSC may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions for a Fund by transmitting orders for execution, providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with MSC. MSC will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from the Fund. Each Fund has been advised by MSC that on most transactions, the floor brokerage generally constitutes from 10% to 40% of the total commissions paid.

         Even though investment decisions for the Fund are made independently from those of the other accounts managed by MAM, investments of the kind made by a Fund may also be made by those other accounts. When a Fund and one or more accounts managed by MAM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by MAM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

         See "General Information" in the Fund's prospectus.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         The information pertaining to the purchase and redemption of each Fund's shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

                        DETERMINATION OF NET ASSET VALUE

         The information pertaining to the determination of net asset value appearing in the Prospectus under the caption "How to Purchase Shares -- Price of Shares" is hereby incorporated by reference.

                                   TAX STATUS

         Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund's policy is to distribute at least annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service and to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains. Unless a shareholder elects otherwise, dividends and capital gains distributions are paid in additional shares that are credited to the shareholder's account with such Fund.

         As a result of the application of the Distribution Plan to Investor Shares only, the amount of dividends on Institutional Shares will exceed the amount of dividends on Investor Shares.

         Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in a Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. To qualify for this treatment, a Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of securities; derive less than 30% of its gross income from the sale or other disposition of securities held for fewer than three months; invest in securities within certain limits; and distribute to its shareholders at least 90% of its net taxable income earned in any year.

         Dividends derived from a Fund's net investment income, whether received in additional shares or in cash, will be taxable to shareholders as ordinary income, but a portion may be eligible for the 70% dividends received deduction available to corporations.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to a shareholder in the year in which received (except as set forth in the next paragraph), whether those distributions are accepted in cash or in additional shares, and regardless of the length of time the shareholder has held his Fund shares. These distributions, like dividends, may also be subject to state and local taxes.

         In addition to any dividends paid within the calendar year, dividends and capital gain distributions declared in December and paid the following January will be taxable in the year they are declared.

         Investors should consider carefully the tax implications of purchasing shares of a Fund just prior to the record date of a dividend or capital gains distribution. Although a dividend or distribution paid shortly after shares have been purchased is in effect a return of investment, it is subject to taxation as described above, and a sale at a loss of shares held not more than six months will be long-term capital loss to the extent of any long-term capital gain dividends received within that period.

         Shareholders must furnish the Fund with their correct Taxpayer Identification Number to avoid being subject to a 20% federal backup withholding tax on dividend distributions. Investors also must certify on the Account Application that the stated Tax Identification Number is correct and that the Investor is not subject to 20% backup withholding for previous under-reporting to the IRS. Shareholders not subject to income taxation do not have to pay an income tax on the dividend or capital gain distributions.

         Shareholders shall upon demand disclose to the Fund in writing such information with respect to direct and indirect ownership of Shares of the Fund as the Trustees of the Fund deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                                   DISTRIBUTOR

         Shares of the Fund are offered on a best-efforts basis by Maxus Securities Corp, a registered NASD broker-dealer. MSC is a wholly-owned subsidiary of RMI, which is controlled by Richard A. Barone, Chairman of the Fund.

         Pursuant to the Distribution Agreement between the Trust and MSC with respect to Investor Shares, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of Shares of each Fund, to accept such orders on behalf of each Fund as of the time of receipt of such orders and to transmit such orders to the Fund's transfer agent as promptly as practicable. MSC receives an annual distribution fee of .50% of average net assets for distributing and marketing the Investor Shares of the Fund. Certain employees of MSC may receive compensation under the Distribution Plan. See "Investment Advisory and Other Services."

         The Distribution Agreement provides that MSC shall arrange to sell the Fund's Shares as agent for the Fund and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. MSC is not obligated to sell any certain number of shares.

To The Shareholders and Trustees
MaxFund Trust

We have audited the accompanying statement of assets and liabilities of MaxFund Trust (comprising, respectively, the Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund), as of January 15, 1998. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of January 15, 1998, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund constituting MaxFund Trust as of January 15, 1998, in conformity with generally accepted accounting principles.

/s/ McCurdy & Associates CPA's, Inc.
McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 16, 1998

                                  MAXFUND TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 15, 1998

                                                                   Maxus Ohio           Maxus Aggressive
                                                                 Heartland Fund            Value Fund
                                                                ----------------        ----------------
ASSETS:
         Cash in Bank                                              $100,000                   $100,000
         Organization Costs                                          15,215                     15,215
                                                                   --------                   --------
                  Total Assets                                      115,215                    115,215
                                                                   --------                   --------

LIABILITIES:
         Note Payable                                                15,215                     15,215
                                                                   --------                   --------
                  Total Liabilities                                  15,215                     15,215
                                                                   --------                   --------

NET ASSETS                                                         $100,000                   $100,000
                                                                   --------                   --------

NET ASSETS CONSIST OF:

         Capital Paid In                                           $100,000                   $100,000
                                                                   --------                   --------

OUTSTANDING SHARES
         Unlimited Number of Shares
         Authorized Without Par Value:
                  Investor Shares                                         0                          0
                  Institutional Shares                               10,000                     20,000

NET ASSET VALUE PER SHARE:
                  Investor Shares                                      --                         --
                  Institutional Shares                                  $10                         $5

OFFERING PRICE PER SHARE:
                  Investor Shares                                       $10                         $5
                  Institutional Shares                                  $10                         $5



                          See Accountants' Audit Report

                                  MAXFUND TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                January 15, 1998

1.       ORGANIZATION

         MaxFund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Ohio by a Declaration of Trust dated November 7, 1997. The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into two series of shares, one for Maxus Ohio Heartland Fund and one for Maxus Aggressive Value Fund. Each Fund is offering Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

         The Fund uses an independent custodian. No transactions other than those relating to organizational matters and the sale of 10,000 Institutional Shares of Maxus Ohio Heartland Fund and 20,000 Institutional Shares of Maxus Aggressive Value Fund have taken place to date.

2.       RELATED PARTY TRANSACTIONS

         As of January 15, 1998, all of the outstanding shares of each Fund were owned by Maxus Asset Management, Inc. ("MAM"). A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. Maxus Asset Management, Inc. is controlled by Richard A. Barone, the Chairman of the Fund.

         Maxus Asset Management, Inc., each Fund's investment adviser, is a wholly-owned subsidiary of Resource Management, Inc. ("RMI"). MAM is registered as an investment adviser under the Investment Advisers Act of 1940.

         As compensation for MAM's services rendered to each Fund, such Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the first $150,000,000 of the Fund's daily net assets and .75% of average daily net assets in excess of $150,000,000. This fee is higher than that paid by most other investment companies.

         Maxus Information Systems, Inc. ("MIS") is each Fund's Transfer, Redemption and Dividend Distributing Agent. MIS is a subsidiary of RMI, the parent company of the Adviser.

 3.      CAPITAL STOCK AND DISTRIBUTION

         At January 15, 1998, an unlimited number of shares were authorized and paid in capital amounted to $100,000 each for Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund. Transactions in capital stock were as follows:

                                            Maxus Ohio          Maxus Aggressive
                                          Heartland Fund            Value Fund
                                          --------------            ----------

         Shares Sold:
              Investor shares                          0                  0
              Institutional shares                10,000             20,000

         Shares Redeemed:
              Investor shares                          0                  0
              Institutional shares                     0                  0

         Net Increase:
              Investor shares                          0                  0
              Institutional shares                10,000             20,000

         Shares Outstanding:
              Investor shares                          0                  0
              Institutional shares                10,000             20,000

4.       NOTE PAYABLE

         Note payable consists of a note payable to Resource Management, Inc. at 9% payable monthly for five years for each Fund.

         These notes are stated at cost. The Funds do not believe it is practicable to estimate fair value as the cost to provide such value would exceed the benefit.

         The principle due for the next five years for each Fund.

                                            1998                $ 3,043
                                            1999                  3,043
                                            2000                  3,043
                                            2001                  3,043
                                            2002                  3,043
                                                                -------
                                                                $15,215
                                                                -------

5.       ORGANIZATION COSTS

         Organization costs are being amortized on a straight line basis over a five-year period.